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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                   June 17, 2002




                             LINENS 'N THINGS, INC.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                      1-12381                  22-3463939
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
    of Incorporation)                                      Identification No.)



6 Brighton Road, Clifton, New Jersey                             07015
(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code           (973) 778-1300


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.


         In connection with the sale by Linens 'n Things, Inc., a Delaware corporation (the "Company"), of common stock to the public under its Registration Statement on Form S-3 (No. 333-89250), the Company entered into an Underwriting Agreement, dated June 17, 2002, with Credit Suisse First Boston Corporation, as representative of the several underwriters named therein (the "Underwriting Agreement"). A copy of the Underwriting Agreement is attached as
Exhibit 1 to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c) EXHIBITS.

                  Exhibit No.

         1. Underwriting Agreement, dated June 17, 2002, among the Company and Credit Suisse First Boston Corporation, as representative of the several underwriters named therein.

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LINENS 'N THINGS, INC.



Dated:       June 17, 2002                     By:   /s/  William T. Giles
                                                     ---------------------------
                                                     William T. Giles
                                                     Senior Vice President,
                                                     Chief Financial Officer


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